                                             UAM Funds
                                             Funds for the Informed Investor(SM)



Clipper Focus Portfolio
Annual Report                                                     April 30, 1999




                                                [LOGO OF UAM FUNDS APPEARS HERE]

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  14
Report of Independent Accountants...........................................  18

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UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO
-------------------------------------------------------------------------------

May 1999

Dear Shareholder:

Last quarter provided more than the usual amount of news. Attention focused on the record 10,000 in the Dow Jones Industrial Average, but the really relevant records were set in equity valuation. Falling bond prices did not prevent gains by a small number of large stocks, but did contribute to significant losses among smaller stocks. Reflecting our decision to avoid the aggressively priced favorites of today's "two tier market" (more on this later), your port-folio, since its inception of September 10, 1998, increased 22.3% versus an increase of 40.7% for the S&P 500 Index.

The Relevant All Time Records
Like a circus elephant balanced on a tiny stool, this stock market does not have much valuation support. That is hardly a novel observation from us or from other rational observers. Federal Reserve Chairman Alan Greenspan made his famous "irrational exuberance" observation about equity valuations in 1996; the stock market has risen 50% since then. Warren Buffett made similar observations, most recently "the level of speculation is high by any historic standard." In the long run we believe those observations will be correct, but in the meantime stock prices continue to set new records.

The really relevant records are not just the Dow at 10,000, but the valuation records which are the basis for the above comments. This stock market has passed every valuation benchmark known to economic man (e.g. the highest price/book ratio, lowest dividend yield, and highest ratio of stock market capitalization to gross domestic product). The following graph presents price- /earnings ratios during this century as a 5 year average (a one year perspec-tive is even worse). The previous peak of price/earnings ratios in the 1930's was reasonable because corporate earnings then were depressed. By contrast, today's record peak price/earnings ratio comes on top of record corporate earnings. A decline to long term norms in either earnings or price/earnings multiples (Murphy's Law suggests both) would produce significant losses.


                                       1
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                         Normalized S&P 500 P/E Ratios
                                 1926 to Date

                             [GRAPH APPEARS HERE]

Remaining rational in an irrationally valued stock market is an unpleasant but unavoidable challenge. Our first response is to sell our formerly cheap stocks as they rise above our estimates of their intrinsic values. McDonald's and Wal-Mart are recent examples of such sales which also illustrate today's "two tier market" in stock prices. High valuations are accorded a small number of fine companies, particularly ones with technology businesses and/or large mar-ket capitalizations. A strategy of avoiding this overvalued top tier is the most important decision we can make to preserve the value of the assets you have entrusted to us. Concentrating our few purchases on cheaper stocks out-side the top tier is one way to reduce risk and increase potential return. The most unconventional (and most recently uncomfortable) response to an over-valued stock market is to sit patiently on a large cash position until the market provides us better opportunities than it does now.

The Inefficient Market Hypothesis
The most popular academic theory of securities pricing is the efficient market hypothesis which states that the buy and sell decisions of millions of invest-ors create reasonably accurate pricing of stocks. The theory, at least in its weaker forms, has merit in both common sense and statistical evidence. More controversially, there also is merit to the theory that the stock market has become less efficient in recent years because the nature and motives of in-vestors have changed.

                                       2
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For value investors such as ourselves, the focus is on investing in companies at prices significantly below the long term value of their underlying busi-nesses. For a large and growing segment of investors, however, aligning price and value simply is not relevant to their thoughts and actions. Internet in-vestors, many of whom are day traders, often try to capture very short term equity price movements. Momentum investors, many of whom are professional money managers, concentrate on trends in earnings and stock prices. Index in-vestors simply buy whatever stocks inhabit their chosen index. More generally, this long bull market has attracted millions of investors who simply want a piece of the action. These disparate and occasionally overlapping groups have two things in common--a strong compulsion to be fully invested in stocks and a weak conviction that price and value should coincide.

The reasons for this inefficient market matter less than its consequences. Federal Reserve Chairman Alan Greenspan suggested the "lottery premium" reason (i.e. the hope for the tiny chance of a large gain impels otherwise sensible people to make irrational investment decisions). Whatever the reasons behind today's inefficiently priced market, the consequence has been to make our job as rational value managers more difficult. We do not believe that efficiency in pricing stocks has been destroyed for all time, only suspended for an un-comfortably long period of time. We remain confident that some day stock prices will converge (mostly downward) with the underlying value of their businesses, but we have no confidence in any prediction as to when that day will arrive.

There is a social consequence to today's speculative market too. Keynes wrote in 1936, "Speculators may do no harm as bubbles on a steady stream of enter-prise. But the position is serious when enterprise becomes the bubble on a whirlpool of speculation. When the capital development of a country becomes a by-product of the activities of a casino, the job is likely to be ill-done." That casino prevails today not only for internet stocks, but for consumers who have driven their personal savings rate to zero partly because they expect their equity portfolios to soar into perpetuity. The full extent of the eco-nomic distortions caused by the longest bull market in history will not be ap-parent until after it stops.

Up In Smoke
Philip Morris lost two individual lawsuits and won a far larger, third lawsuit in the first quarter. The jury awards in the two losses of over $130 million were far larger than expected. Investors fled Philip Morris as its share price declined by nearly 30 percent and its market value dropped by over $38 bil-lion. Both lawsuits will be appealed. Even if the judgments stand, we expect to see a far smaller amount paid out to the plaintiffs in the distant future. The result of this recent litigation has been

                                       3
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UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO
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to create fear and uncertainty among investors which is a repeat of the second quarter of 1998.

In the second quarter of 1998, investor fears over litigation and legislation drove Philip Morris' stock price below $40 per share. We responded by buying more of its then cheap stock. As investor fears eased and the stock price rose significantly in the fall, we reduced our position. This time, we once again increased our tobacco holdings as investor concerns grew. However, in addition to Philip Morris, we also purchased UST (the largest producer of smokeless to-bacco).

Litigation is likely to be a permanent fact of life for tobacco companies, but they are unlikely to disappear as a result. Both federal and state governments rely heavily on taxes extracted from 45 million smokers. There is a high prob-ability that Marlboro will be popular in ten years, perhaps higher than the probability that Microsoft's Windows operating system will be popular then. Even if all domestic tobacco profits are siphoned off to pay lawsuits, Philip Morris is still a cheap stock because of its other businesses (Kraft Foods, Miller Beer and international tobacco). Philip Morris yields 5%, repurchases about 3% of its shares annually, and sells for a modest 11 times 1999 earn-ings.

The top ten holdings for the Portfolio as of April 30, 1999 were as follows; Philip Morris Cos., Inc., Federal Home Loan Mortgage Corp., Fannie Mae, UST, Inc., Golden West Financial Corp., Columbia/HCA Healthcare Corp., Mattel, Inc., DeBeers Consolidated Mines Ltd. ADR, Manpower, Inc. and Equity Residen-tial Properties Trust REIT.

Something New To Buy Too
As operating companies, real estate investment trusts (REITs) performed well in increasing their earnings last year. As stocks, they performed poorly, par-ticularly relative to the current market favorites. As contrarian investors, we are attracted to this combination of good fundamental performance and out of favor valuation. Other attractions of REITs include discounts from the un-derlying value of their properties, conservative capital structures, share re-purchase, and safe yields averaging about 7% with moderate dividend growth likely. By contrast, in 1999, the S&P 500 yield was a record low of 1.2% also with only moderate growth likely because the earnings which sustain those div-idends currently are at a record peak.

The future risk to most real estate value is low precisely because the recent risk was so high. Property prices endured a depression in the early 1990's, largely due to speculative overbuilding in the late 1980's. For the construc-tion lenders and property managers who survived that property depression (many did not), the memory of it goes a long way toward preventing speculative ex-cesses today. Since real

                                       4
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
--------------------------------------------------------------------------------

estate fundamentals differ sharply from those of the typical corporation, REITs also offer an opportunity to diversify risk as well as enhance return.

Pacific Financial Research, Inc.

The investment results presented in the Adviser's letter represent past perfor-mance and should not be construed as a guarantee of future results. A Portfo-lio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

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                     Definition of the Comparative Indices

Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

    The comparative indices assume reinvestment of dividends and, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.



                                       6
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                              [CHART APPEARS HERE]

Growth of a $10,000 Investment

         -------------------------------
                 TOTAL RETURN**
         FOR PERIOD ENDED APRIL 30, 1999
         -------------------------------
                 SINCE 9/10/98*
         -------------------------------
                     22.33%
         -------------------------------

            Clipper Focus Portfolio    S&P 500 Index

9/10/98*            $10,000              $10,000
4/30/99             $12,233              $14,072

 *  Beginning of operations. Index comparisons begin on 8/31/98.

** If the Adviser and/or Portfolio service providers had not limited certain expenses, the Portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's return, the performance would have been lower.

                                       7
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                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.0%
                                                           Shares      Value+
                                                         ----------- -----------

 BANKS - 5.7%
  Golden West Financial Corp. ..........................    36,200   $3,624,525
                                                                     ----------

 BEVERAGES, FOOD & TOBACCO - 17.4%
  Philip Morris Cos., Inc. .............................   210,300    7,373,644
  UST, Inc. ............................................   135,800    3,785,425
                                                                     ----------
                                                                     11,159,069
                                                                     ----------

 BUILDING MATERIALS - 1.7%
  The Stanley Works.....................................    35,700    1,086,619
                                                                     ----------

 CHEMICALS - 4.1%
  *Airgas, Inc. ........................................    74,700      877,725
  Great Lakes Chemical Corp. ...........................    13,000      621,563
  Sigma-Aldrich Corp. ..................................    33,800    1,098,500
                                                                     ----------
                                                                      2,597,788
                                                                     ----------

 ENTERTAINMENT & LEISURE - 3.4%
  International Game Technology.........................   123,500    2,192,125
                                                                     ----------

 FINANCIAL SERVICES - 24.1%
  Bear Stearns Cos., Inc. ..............................    22,880    1,066,780
  Fannie Mae............................................    96,300    6,831,281
  Federal Home Loan Mortgage Corp. .....................   112,100    7,034,275
  Franklin Resources, Inc. .............................    12,900      516,000
                                                                     ----------
                                                                     15,448,336
                                                                     ----------

 HEALTH CARE - 7.2%
  Columbia/HCA Healthcare Corp. ........................   144,800    3,574,750
  Johnson & Johnson.....................................    10,900    1,062,750
                                                                     ----------
                                                                      4,637,500
                                                                     ----------

 INSURANCE - 2.3%
  Old Republic International Corp. .....................    74,800    1,463,275
                                                                     ----------

 METALS - 5.0%
  DeBeers Consolidated Mines Ltd. ADR...................   131,500    3,221,750
                                                                     ----------

 MISCELLANEOUS - 1.0%
  Olsten Corp. .........................................    92,600      625,050
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

                                       8
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                                                        APRIL 30, 1999
-------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares      Value+
                                                       ----------- -----------

 NETWORKING - 4.8%
  Manpower, Inc. .....................................    137,400  $ 3,108,675
                                                                   -----------

 REAL ESTATE - 6.0%
  Archstone Communities Trust REIT....................     13,000      294,937
  Avalonbay Communities, Inc. REIT....................        900       31,500
  Equity Office Properties Trust, Series A REIT.......     45,700    1,259,606
  Equity Residential Properties Trust REIT............     48,100    2,224,625
  General Growth Properties, Inc. REIT................      1,000       36,813
                                                                   -----------
                                                                     3,847,481
                                                                   -----------

 RETAIL - 11.3%
  *General Nutrition Cos., Inc. ......................     60,300      998,719
  Mattel, Inc. .......................................    127,200    3,291,300
  NIKE, Inc., Class B.................................     33,500    2,083,281
  *Toys "R' Us, Inc. .................................     41,000      891,750
                                                                   -----------
                                                                     7,265,050
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $58,277,946)..............              60,277,243
                                                                   -----------

 SHORT-TERM INVESTMENT - 7.5%
                                                          Face
                                                         Amount
                                                       -----------
  Chase Securities, Inc. 4.87%, dated 04/30/99, due
   05/03/99, to be repurchased at $4,792,944,
   collaterized by $4,430,681 of various U.S. Treasury
   Obligations, 5.50%-7.00%, due 5/15/06-5/15/08,
   valued at $4,793,525 (Cost $4,791,000)............. $4,791,000    4,791,000
                                                                   -----------
  TOTAL INVESTMENTS - 101.5% (Cost $63,068,946)(a)....              65,068,243
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.5)%.........                (932,983)
                                                                   -----------
  NET ASSETS - 100%...................................             $64,135,260
                                                                   ===========

   + See Note A to Financial Statements.
   * Non-Income Producing Security.
ADR American Depositary Receipt
REIT Real Estate Investment Trust
  (a) The cost for federal income tax purposes was $63,069,413. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,998,830. This consisted of aggregate gross unrealized appreciation for all securities of $4,702,470 and aggregate gross unrealized depreciation for all securities of $2,703,640.
The accompanying notes are an integral part of the financial statements.

                                       9
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                                                         APRIL 30, 1999
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 Assets
 Investments, at Cost............................................. $63,068,946
                                                                   ===========
 Investments, at Value - Note A................................... $65,068,243
 Cash.............................................................         632
 Receivable from Investment Adviser - Note B......................      10,798
 Receivable for Portfolio Shares Sold.............................     537,148
 Dividends and Interest Receivable................................      92,498
                                                                   -----------
  Total Assets....................................................  65,709,319
                                                                   -----------
 Liabilities
 Payable for Investments Purchased................................   1,507,478
 Payable for Portfolio Shares Redeemed............................      34,279
 Payable for Administrative Fees - Note C.........................      11,330
 Payable for Custodian Fees - Note D..............................       2,595
 Payable for Trustees' Fees - Note F..............................         490
 Other Liabilities................................................      17,887
                                                                   -----------
  Total Liabilities...............................................   1,574,059
                                                                   -----------
 Net Assets....................................................... $64,135,260
                                                                   ===========
 Net Assets Consist Of:
 Paid in Capital.................................................. $60,989,541
 Undistributed Net Investment Income..............................      78,402
 Accumulated Net Realized Gain....................................   1,068,020
 Unrealized Appreciation..........................................   1,999,297
                                                                   -----------
 Net Assets....................................................... $64,135,260
                                                                   ===========
 Institutional Class Shares
 Shares Issued and Outstanding (Unlimited authorization, no par
  value)..........................................................   5,260,227
 Net Asset Value, Offering and Redemption Price Per Share.........      $12.19
                                                                        ======

The accompanying notes are an integral part of the financial statements.

                                       10
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UAM FUNDS                                    CLIPPER FOCUS PORTFOLIO
                                             FOR THE PERIOD SEPTEMBER 10, 1998*
                                             TO APRIL 30, 1999
-------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 Investment Income
 Dividends......................................................... $  326,971
 Interest..........................................................     81,562
                                                                    ----------
  Total Income.....................................................    408,533
                                                                    ----------
 Expenses
 Investment Advisory Fees - Note B.................................    166,742
 Administrative Fees - Note C......................................     72,511
 Filing and Registration Fees......................................     50,036
 Printing Fees.....................................................     16,646
 Shareholder Servicing Fees........................................     15,609
 Custodian Fees - Note D...........................................      9,659
 Audit Fees........................................................      8,176
 Trustees' Fees - Note F...........................................      1,761
 Other Expenses....................................................      5,599
 Investment Advisory Fees Waived - Note B..........................   (113,048)
                                                                    ----------
  Net Expenses.....................................................    233,691
                                                                    ----------
 Net Investment Income.............................................    174,842
                                                                    ----------
 Net Realized Gain on Investments..................................  1,070,188
 Net Change in Unrealized Appreciation/Depreciation of
  Investments......................................................  1,999,297
                                                                    ----------
 Net Gain on Investments...........................................  3,069,485
                                                                    ----------
 Net Increase in Net Assets Resulting From Operations.............. $3,244,327
                                                                    ==========

*  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

                                      11
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
 STATEMENT OF CHANGES IN NET ASSETS
                                                                 September 10,
                                                                    1998* to
                                                                 April 30, 1999
                                                                 --------------
 Increase (Decrease) In Net Assets
 Operations:
  Net Investment Income........................................   $   174,842
  Net Realized Gain............................................     1,070,188
  Net Change in Unrealized Appreciation/Depreciation...........     1,999,297
                                                                  -----------
  Net Increase in Net Assets Resulting from Operations.........     3,244,327
                                                                  -----------
 Distributions:
  Net Investment Income........................................      (121,988)
  Net Realized Gain............................................        (2,168)
                                                                  -----------
  Total Distributions..........................................      (124,156)
                                                                  -----------
 Capital Share Transactions: (1)
  Issued.......................................................    74,151,882
  In Lieu of Cash Distributions................................       121,430
  Redeemed.....................................................   (13,258,223)
                                                                  -----------
  Net Increase from Capital Share Transactions.................    61,015,089
                                                                  -----------
  Total Increase...............................................    64,135,260
 Net Assets:
  Beginning of Period..........................................           --
                                                                  -----------
  End of Period (including undistributed net investment income
   of $78,402).................................................   $64,135,260
                                                                  ===========
 (1) Shares Issued and Redeemed:
  Shares Issued................................................     6,411,970
  In Lieu of Cash Distributions................................        10,725
  Shares Redeemed..............................................    (1,162,468)
                                                                  -----------
                                                                    5,260,227
                                                                  ===========

*  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

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
 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout the Period
                                                                September 10,
                                                                  1998* to
                                                                  April 30,
                                                                    1999
                                                                -------------
 Net Asset Value, Beginning of Period..........................    $ 10.00
                                                                   -------
 Income From Investment Operations
  Net Investment Income........................................       0.05
  Net Realized and Unrealized Gain on Investments..............       2.18
                                                                   -------
  Total from Investment Operations.............................       2.23
                                                                   -------
 Distributions:
  Net Investment Income........................................      (0.04)
  Net Realized Gain............................................        -- @
                                                                   -------
  Total Distributions..........................................      (0.04)
                                                                   -------
 Net Asset Value, End of Period................................    $ 12.19
                                                                   =======
 Total Return+.................................................      22.33%***
                                                                   =======
 Ratios and Supplemental Data
 Net Assets, End of Period (Thousands).........................    $64,135
 Ratio of Expenses to Average Net Assets.......................       1.40%**
 Ratio of Net Investment Income to Average Net Assets..........       1.05%**
 Portfolio Turnover Rate.......................................         22%
 Ratio of Voluntarily Waived Fees and Expenses Assumed by the
  Adviser to Average Net Assets................................       0.68%**

*  Commencement of Operations
** Annualized
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
@  Amount is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

                                      13
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 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Clipper Fo-cus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-di-versified, open-end management investment company. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concen-trated portfolio of the stocks that, in the opinion of the Adviser, are sig-nificantly undervalued.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio

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-------------------------------------------------------------------------------

  has the right to liquidate the collateral and apply the proceeds in satis-faction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collat-eral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed at least annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences resulted in reclassifications for the period ended April 30, 1999, as follows: a decrease in paid in capital of $25,548 and an increase in undistributed net investment income of $25,548.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pacific Financial Research, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its

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-------------------------------------------------------------------------------

advisory fees and to assume expenses, if necessary, in order to keep the Port-folio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets for the month.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agreement with DST Systems, Inc. ("DST"), under which DST provides transfer agent and dividend-disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

  In exchange for administrative services, the Portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class.
  --A portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio, which is retained by the Administrator.
  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at an annual rate of no more than $52,500 for the first operational share class; plus 0.039% of its pro rata share of the combined average net assets of the UAM Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class.

  The Portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the period from September 10, 1998 to April 30, 1999, the Administrator earned $72,511 from the Portfolio, of which $42,024 and $9,804 was paid to CGFSC and UAMSSC, respectively for their services.

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-------------------------------------------------------------------------------


  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  G. Purchases and Sales: For the period ended April 30, 1999, the Portfolio made purchases of $62,479,135 and sales of $5,271,377 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating portfolio based on its average daily un-used portion of the line of credit. During the period ended April 30, 1999, the Portfolio had no borrowings under the agreement.

  I. Other: At April 30, 1999, 67% of total shares outstanding were held by 1 record shareholder.

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UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Clipper Focus Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Clipper Focus Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which in-cluded confirmation of securities at April 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 18, 1999

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
--------------------------------------------------------------------------------


Federal Income Tax Information: (Unaudited)
For the period ended April 30, 1999, the percentage of dividends paid from in-vestment company taxable income that qualify for the 70% dividend received de-duction for corporate shareholders is 17.89% for the Clipper Focus Portfolio.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Boulevard, Suite 800
Beverly Hills, CA 90210

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.